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                                                                    EXHIBIT 10.3

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                             SUBORDINATION AGREEMENT
                         GRANTED BY LAKES GAMING , INC.,
                       IN FAVOR OF HIBERNIA NATIONAL BANK

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                  This Subordination Agreement (the "Agreement") is entered into as of May 28, 1999, by:

                  LAKES GAMING, INC. (hereinafter referred to as "Lakes Gaming"), a Minnesota corporation, whose permanent mailing address is 130 Chesire Lane, Minnetonka, Minnesota, 55305, represented herein by Timothy Cope, its duly authorized Chief Financial Officer.

Lakes Gaming hereby represents, covenants and agrees as follows:

1. As used herein, the term "Subordinated Claims" shall mean all debts, liabilities and obligations of the Tunica-Biloxi Tribe of Louisiana (hereinafter referred to as the "Tribe"), a federally recognized Indian tribe, to Lakes Gaming, whether such debts, liabilities and obligations now exist or are hereafter incurred or arise, or whether the obligation of the Tribe thereon be direct, contingent, primary, secondary, joint and several, or otherwise, and irrespective of whether such debts, liabilities or obligations are evidenced by note, contract, open account or otherwise, and irrespective of the person or entity in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Lakes Gaming.

2. For and in consideration of the Hibernia Indebtedness (herein defined) under the Hibernia Documents (herein defined), and in order to induce the Hibernia National Bank ("Hibernia Bank"), acting in its discretion in each instance, to make loans or otherwise to give, grant or extend credit at any time or times to the Tribe under the Hibernia Documents, Lakes Gaming hereby agrees, subject to the terms of that certain Intercreditor Agreement dated May 28, 1999, between Hibernia Bank, Lakes Gaming and Grand Coushatta of Louisiana, LLC-Tunica-Biloxi, as follows:

         (a) To subordinate, and does hereby subordinate, the payment by the Tribe of the Subordinated Claims, together with any and all interest accrued or to accrue thereon, to the payment to Hibernia Bank of any and all debts, liabilities and obligations for which the Tribe may now or hereafter be under obligation to Hibernia Bank (the "Hibernia Indebtedness"), under:

                  (i) that certain Equipment Loan Agreement dated May 28, 1999, between Hibernia Bank, as lender, and the Tribe, as borrower (herein referred to as the "Loan Agreement");

                  (ii) that certain Promissory Note dated May 28, 1999, executed by the Tribe in favor




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                           of Hibernia Bank in the original principal sum of
                           $6,000,000.00 (herein referred to as the "Note");

                  (iii) that certain Commercial Security Agreement dated May 28, 1999, executed by the Tribe, as debtor, in favor of Hibernia Bank, as secured party, which agreement covers certain equipment and machinery more fully described therein (the "Hibernia Security Agreement");

                  (iv) that certain Dominion Account Agreement dated May 28, 1999, executed by the Tribe, The Cottonport Bank, Hibernia, Lakes Gaming and Grand Casinos of Louisiana L.L.C. --Tunica-Biloxi (the "Hibernia Dominion Account Agreement"); and

                  (v) all Non Standard Financing Statements executed by the Tribe, as the debtor, in favor of the Hibernia Bank, as the secured party, regarding the Collateral (as defined in the Hibernia Security Agreement and/or the Dominion Account Agreement) which instruments are recorded in the public records of Avoyelles Parish, Louisiana, (the Loan Agreement, Note, Hibernia Security Agreement, Hibernia Dominion Account Agreement and Hibernia Financing Statement are sometimes collectively referred to as the "Hibernia Documents").


                  (whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligation of the Tribe thereon be direct, contingent, primary, secondary, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account or otherwise).

         (b) Not to ask, demand, sue for, take or receive all or any part of the Subordinated Claims, or any interest thereon, unless or until that portion of the Hibernia Indebtedness then due shall have been fully paid and discharged; provided however, unless and until Hibernia Bank notifies Lakes Gaming at the address noted above that an Event of Default has occurred under the terms of the Loan Agreement, Lakes Gaming may continue to receive scheduled payments from the Tribe under the Subordinated Claims;

         (c) That, if any payment(s) is (are) made on account of the Subordinated Claims contrary to the terms of this Agreement, each and every amount so paid shall be held in trust by Lakes Gaming on behalf of Hibernia Bank and Lakes Gaming will promptly pay such amounts to Hibernia Bank to be credited and applied to any Hibernia Indebtedness (principal and/or interest) then owing to Hibernia Bank by the Tribe, whether matured or unmatured;

         (d) That any liens, security interests, judgments liens, charges or other encumbrances upon the Tribe's assets securing payment of the Subordinated Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon the Tribe's assets securing payment of the Hibernia Indebtedness;



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         (e) If Lakes Gaming forecloses upon any of the Subordinated Claims or obtains possession of the Tribe's property in lieu of foreclosure, all assets of the Tribe or proceeds thereof obtained thereby shall be held in trust by Lakes Gaming on behalf of Hibernia Bank and Lakes Gaming will promptly pay such amounts to Hibernia Bank to be credited and applied to any Hibernia Indebtedness (principal and/or interest) then owing to Hibernia Bank by the Tribe, whether matured or unmatured;

         (f) That, upon any distribution of the assets or readjustment of indebtedness of the Tribe, whether by reason of reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, or any other action or proceeding involving the readjustment of all or any of the Subordinated Claims, or the application of assets of the Tribe to the payment or liquidation thereof, either in whole or in part, Hibernia Bank shall be entitled to receive payment in full of any and all of the Hibernia Indebtedness then owing to Hibernia Bank by the Tribe prior to the payment of all or any portion of the Subordinated Claims; and

         (g) Not to transfer, assign, encumber or subordinate at any time while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Claims, either principal or interest, unless such is done expressly subject to the terms and provisions of this Agreement.

4. This Agreement is complete and effective upon execution by Lakes Gaming and delivery of this Agreement to Hibernia Bank.

5. This is a continuing Agreement and shall remain in full force and effect and be binding upon Lakes Gaming and its legal representatives, successors or assigns, until all of the Hibernia Indebtedness has been paid in full and the aforesaid Loan Agreement has been terminated.

6. This Agreement shall be deemed to be made under and shall be governed by the laws of the State of Louisiana in all respects, including matters of construction, validity and performance.

7. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Hibernia Bank and Lakes Gaming.

8. Hibernia Bank will not alter, modify or amend any of the Hibernia Documents with the prior written consent of Lakes Gaming, which consent will not be unreasonably withheld.

                                                    LAKES GAMING, INC.


                                    By:  s/ Timothy Cope
                                       -----------------------------------------
                                       Timothy Cope, Its Chief Financial Officer


ACCEPTED:



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HIBERNIA NATIONAL  BANK

By  s/ Christopher Haskew
   --------------------------------------------
         Christopher Haskew, its Vice President
Date:    May 28, 1999